UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2024

ASPEN AEROGELS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36481	04-3559972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Forbes Road Building B
Northborough, Massachusetts		01532
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (508) 691-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ASPN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 30, 2024, Aspen Aerogels, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”) via live audio webcast on the Internet. Of the 76,082,328 shares of common stock issued and outstanding and eligible to vote as of the record date of April 3, 2024, a quorum of 70,180,009 shares, or 92.2% of the eligible shares, was present at the meeting or represented by proxy.

The following actions were taken at the Annual Meeting:

1. The following nominees were elected to serve on the Company’s board of directors as Class I directors until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified, based on the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Rebecca B. Blalock	53,654,088	10,073,998	6,451,923
James E. Sweetnam	60,692,464	3,035,622	6,451,923

After the Annual Meeting, Kathleen M. Kool, Mark L. Noetzel and William P. Noglows continued to serve as Class II directors until the 2025 annual meeting of stockholders and Steven R. Mitchell and Donald R. Young continued to serve as Class III directors until the 2026 annual meeting of stockholders.

2. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified, based on the following votes:

For	Against	Abstain	Broker Non-Votes
67,700,324	2,463,627	16,058	—

3. The Company’s stockholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting, based on the following votes:

For	Against	Abstain	Broker Non-Votes
42,702,743	16,976,065	4,049,278	6,451,923

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aspen Aerogels, Inc.

Date:	May 31, 2024	By:	/s/ Ricardo C. Rodriguez
		Name: Title:	Ricardo C. Rodriguez Chief Financial Officer and Treasurer